THE PROJECT:	Building America CDE, a subsidiary of the AFL-CIO Housing Investment Trust, allocated $9 million of New Markets Tax Credits for Renaissance Village. This project is a mixed-use property and is the first new multi-story construction project in Welch, WV in over 50 years. Its 9,800 square feet of commercial space will be leased to a variety of community-serving tenants, including: Tug River Health Association (a federally qualified health center); Reconnecting McDowell (a community organization formed by project stakeholders and acting as Project Sponsor); and, a mix of local unions, community groups and other local organizations. The 16 residential units will be marketed to teachers in the McDowell County Public School District.

Building America assisted Reconnecting McDowell with completing the capital stack for this critical revitalization effort. The project first came to Building America in 2012 through the American Federation of Teachers and for 8 years we worked with project stakeholders to ensure their vision would be realized. Renaissance Village will be built with 100% union labor, generating 98,950 hours of union construction work and $2.6 million in state and federal tax revenues.

FINANCING:	Financing for the $9.3 million Renaissance Village project included $9 million in New Markets Tax Credits from Building America.

ECONOMIC IMPACT OF INVESTMENT*

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Renaissance Village-Welch, WV

“Reconnecting McDowell is an example of unions engaging with community and a diverse group of partners to reinvigorate one of America’s poorest counties. By addressing social, emotional and economic needs, we are building a pathway to a brighter future for students and their families. Renaissance Village offers much-needed modern housing for teachers and an economic spark for McDowell County.”

—   Randi Weingarten, President
American Federation of Teachers

COMMUNITY IMPACT:	McDowell County is a medically underserved, rural area, with a poverty rate of 29.9%, current unemployment rate of 11.7% and nearly 50% of local residents receive some form of public assistance. Revitalization of downtown Welch is a key component of the McDowell County Redevelopment Plan. Renaissance Village is located in Welch’s historic district, within walking distance to key community services.

The Project plays into a broader effort to improve the McDowell County Public Schools that is being spearheaded by Reconnecting McDowell, a public-private partnership that is led by the American Federation of Teachers. Housing choice for local teachers is limited and of poor quality, directly impeding the county’s ability to attract and retain talent. These 16 units will modernize the teacher housing stock, creating an opportunity to engage educators in the local economy and ultimately strengthen the quality of education local students receive. Rents are targeted to local teacher salaries so that a first-year public school teacher would pay no more than 30% of their gross monthly income for rent.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $185 million of these tax credits since 2011.

1/2020